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                                  FORM 8-K



                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 1, 1998


                               ELECTROSCOPE, INC.
                               ------------------
           (Exact name of Registrant as specified in its charter)


                          --------------------------------

        Colorado                       0-28604                 84-1162056
----------------------------    ------------------------    -----------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer No.)
of Incorporation)


                                   4828 Sterling Drive
                                   Boulder, CO 80301
                        ----------------------------------------
                         (Address of principal executive office)


                                     (303) 444-2600
                        ----------------------------------------
                            (Registrant's telephone number,
                                including area code)


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ITEM 5. OTHER EVENTS

          1. On April 22, 1998, the Board of Directors of the Registrant elected Mr. Vern Kornelsen, a former Officer and Director of the Registrant, to fill the vacant seat on the Board of Directors, to serve until his successor is duly elected and qualified.

          2.  Mr. Kornelsen and CMED Partners, LLLP filed a
              Schedule 13D on April 1, 1998 with the Securities and Exchange Commission indicating in part that Mr. Kornelsen owns beneficially and has sole voting power and sole dispositive power over 1,944,321 shares of Registrant's Common Stock, representing 36.1% of the outstanding shares of Common Stock.

          3. Roger Odell, formerly Chairman of the Board of Directors of the Registrant, on April 1, 1998 transferred 779,000 shares
              (88% of his direct holdings) of the Registrant to CMED Partners, LLLP in exchange for limited partnership interests in CMED Partners, LLLP. These shares are included in the 1,944,321 shares referred to in paragraph 2 above. Mr. Odell continues as a Director of the Registrant.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ELECTROSCOPE, INC.



                                      By: /s/ Karl D. Hawkins
                                          -----------------------
                                          Chief Financial Officer

Date: April 29, 1998